EXHIBIT 4.2

YUME, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

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TABLE OF CONTENTS

(Continued)

		Page

4.4	Descriptive Headings	19
4.5	Governing Law	19
4.6	Counterparts	19
4.7	Expenses	19
4.8	Successors and Assigns	19
4.9	Entire Agreement	20
4.10	Separability; Severability	20
4.11	Stock Splits	20
4.12	Aggregation of Stock	20
4.13	Right to Conduct Activities	20
4.14	Waiver of Adjustment of Conversion Price	20

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YUME, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of October 28, 2011, by and among YuMe, Inc., a Delaware corporation (f/k/a Yume Networks, Inc.) (the “Company”) and the undersigned holders of the Company’s Preferred Stock, listed on Exhibit A hereto (each an “Investor”, and collectively, the “Investors”).  This Agreement amends, supersedes and replaces the Company’s Amended and Restated Investors’ Rights Agreement, dated September 15, 2010 (the “Prior Agreement”).

Recitals

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A-1, Series A-2, Series B, Series C Series D and Series D-1 Preferred Stock (collectively, the “Preferred Stock”) and/or shares of Common Stock issuable upon conversion thereof and possess registration rights, information rights, rights of first offer and other rights pursuant to the Prior Agreement;

WHEREAS, the Existing Investors are holders of at least sixty-five percent (65%) of the outstanding Registrable Securities as of immediately before the date hereof (the “Majority Investors”), and desire to amend and restate the Prior Agreement and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement;

WHEREAS, the Company and certain of the Investors (the “New Investors”) are entering into that certain Second Series D-1 Preferred Stock Purchase Agreement (the “Second Series D-1 Purchase Agreement”) of even date herewith;

WHEREAS, the New Investors desire to obtain certain rights (“Registration Rights”) regarding registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), certain preemptive rights regarding the Company’s equity offerings (“Preemptive Rights”), and certain rights to information (“Information Rights”); and

WHEREAS, as a condition of the initial closing of the financing provided for in the Second Series D-1 Purchase Agreement, the Company and the Investors desire to enter into this Agreement in the form set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Information and Other Rights.

1.1          Annual Financial Statements.  So long as an Investor (and its affiliates) holds at least 1,000,000 shares of the Company’s Preferred Stock (including any shares of Common Stock issued or issuable upon conversion of Preferred Stock) (such an Investor, a “Major Investor”), the Company will provide to such Major Investor as soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and audited consolidated statements of income, stockholders’ equity and cash flows of the Company and its subsidiaries, if any, for such year, in accordance with generally accepted accounting principles (“GAAP”) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and all certified by a nationally recognized public accounting firm.  The Company will further provide each Major Investor holding at least 1,000,000 shares of Series D Preferred (including any shares of Common Stock issued or issuable upon conversion of Series D Preferred) (such a Major Investor, a “Series D Major Investor”) with a copy of the Company’s annual operating plan no less than thirty (30) days prior to the beginning of the fiscal year.

1.2          Quarterly Financial Statements.  The Company shall provide each Major Investor as soon as practicable after the end of each quarter, and in any event within forty five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, consolidated statements of income, and a consolidated statement of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures for such period and for the current fiscal year then reported, prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP and provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors of the Company (the “Board of Directors”) determines that it is in the best interest of the Company to do so), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

1.3          Monthly Financial Statements.  The Company shall provide each Series D Major Investor as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, consolidated statements of income, and a consolidated statement of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures for such period and for the current fiscal year then reported, prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP and provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

1.4          Information Rights.  The Company will afford to each Series D Major Investor and to such Series D Major Investor’s accountants and counsel, reasonable access during normal business hours to all of the Company’s respective properties, books and records.  Each Series D Major Investor shall have such other access to management and information as is reasonably necessary for it to comply with applicable laws and regulations and reporting obligations.  The Company shall not be required to disclose details of contracts with or work

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performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties.

1.5          Confidentiality.  Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Section 1 unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 1.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any partner or member of such Investor that is a venture capital fund in the ordinary course of business, but only if such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iii) as may otherwise be required by law if the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.  Notwithstanding anything herein to the contrary, this Section 1.5 shall not apply to Intel Capital Corporation, whose confidentiality obligations with respect to any confidential information obtained from the Company pursuant to the terms of this Section 1 shall be governed by the terms and conditions of that certain Corporate Non-Disclosure Agreement, as amended and/or supplemented, by and between Intel Corporation and its majority owned worldwide subsidiaries and the Company, dated April 23, 2010.

1.6          Proprietary Information Agreements.  The Company agrees to require each employee of the Company to execute a standard At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement and each consultant and advisor of the Company to execute an agreement that provides for confidential treatment of the Company’s proprietary information and the assignment of inventions developed during such individual’s relationship with the Company, as a condition of employment or consulting relationship or continued employment or consulting relationship, as the case may be, unless otherwise approved by the Board of Directors.

1.7          Lock-up Agreements.  The Company hereby covenants that each future holder of securities acquired by original issuance from the Company shall be bound by a lock-up agreement similar to the lock-up of the holders of Registrable Securities set forth in Section 2.12 of this agreement.

1.8          Stock Vesting.  Unless otherwise approved by the Board of Directors, including a majority of the directors elected solely by the holders of Preferred Stock (the “Preferred Directors”), (i) all stock and options granted to employees, directors, consultants and other service providers shall vest at the rate of (A) 1/4 on the first anniversary of the earlier of the applicable vesting commencement date and the date of grant and (B) 1/48th per month of employment or service, as the case may be, thereafter; (ii) all unvested restricted stock and similar equity grants (to the extent exercised) shall be purchasable by the Company upon the

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termination of the services of any employee or consultant at a price per share no greater than cost; (iii) no stock option, restricted stock and similar equity grant issued to officers and consultant shall be transferable (except for transfers for estate planning purposes) until such stock option, restricted stock and similar equity grant is fully vested; (iv) all shares of common stock (including securities convertible into common stock) shall be subject to a 180-day lockup period in connection with the Company’s initial public offering; and (v) the number of shares reserved for issuance under the Company’s 2004 Stock Option Plan or similar plans shall not be increased.  The Company shall retain a right of first refusal on all transfers of common stock until the Company’s initial public offering.

1.9          Expenses of Attending Board Meetings.  The parties hereto agree that the reasonable out of pocket expenses (including airfare) incurred by each non-employee member of the Board of Directors in connection with each such director’s attendance of meetings of the Board of Directors, and of any committee thereof, or in representing the Company, shall be paid by the Company in accordance with the Company’s standard travel policy.

1.10        D&O Insurance.  To the extent that coverage is available on commercially reasonable terms, as determined by the Board of Directors, the Company shall use its best efforts to maintain directors and officers liability insurance in the minimum amount of $1,000,000.

1.11        [Reserved].

1.12        Termination of Covenants.  The rights set forth in this Section 1 shall terminate and be of no further force or effect upon the closing of a initial firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act, covering the offer and sale of the Corporation’s Common Stock, provided that the aggregate gross proceeds to the Company (before underwriting commissions and fees) are not less than $35,000,000 or on the date the Company otherwise becomes subject to the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whichever first occurs.

1.13        Indemnification.  Without limiting any other provision of this Agreement or any agreement executed in connection herewith, the Company agrees to defend, indemnify and hold each director and officer (“Indemnified Parties”) harmless from and against any and all out-of-pocket damages, liabilities, losses, taxes, fines, penalties, reasonable costs and expenses (including, without limitation, reasonable, documented fees of a single counsel) arising out of or related to their provision of services to the Company (the “Losses”), as the same are incurred, of any kind or nature whatsoever (including all amounts paid in investigation, defense or settlement of the foregoing to the full extent of the law), provided, however, that the Company will not be liable to the extent that such Losses arise from and are based on conduct by the Indemnified Parties which constitutes fraud, willful misconduct, breach of fiduciary duty or actions taken other than with the good faith belief that such actions were fair as to the Company and its stockholders.  Such indemnification shall be kept in place for so long as any representatives of the Investors serve on the Company’s Board of Directors.

1.14        Translink Observer Rights. So long as TransLink Capital Partners II, L.P. (“Translink”) holds at least a majority of the shares of Series D-1 Preferred Stock acquired by it

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pursuant to the Second Series D-1 Purchase Agreement, the Company will offer to Translink, an invitation to Translink’s authorized representative to attend all meetings of its Board of Directors in a non-voting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that Translink and such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided, and not to use any such information except solely to monitor its investment in the Company; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Company believes that access to such information or attendance at such meeting would (i) upon advice of counsel reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel, (ii) result in disclosure of trade secrets to such representative, (iii) breach any confidentiality obligation of the Company to a third party or (iv) result in any actual or potential conflict of interest for Translink or its representative.

2.             Registration Rights.

2.1          Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

(a)           “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)           “Holder” shall mean the Investors holding Registrable Securities or securities convertible or exercisable into Registrable Securities and any person holding such securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.11 hereof.

(c)           “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than thirty percent (30%) of the outstanding Registrable Securities.

(d)           “Participating Holders” shall mean any Holder or Holders who propose to distribute their securities through a registration pursuant to this Section 2.

(e)           “Preferred Stock Purchase Agreement” shall mean the Second Series D-1 Purchase Agreement, the Series D-1 Purchase Agreement dated as of September 15, 2010, the Series D Preferred Stock Purchase Agreement dated as of February 12, 2010, the Series C Preferred Stock Purchase Agreement dated as of June 3, 2009, the Series B Preferred Stock Purchase Agreement dated as of September 28, 2007 and the Series A-1 and Series A-2 Preferred Stock Purchase Agreement dated as of July 7, 2006.

(f)            The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(g)           “Registrable Securities” means (i) any shares of Common Stock issued or issuable upon conversion of Preferred Stock issued by the Company pursuant to a Preferred Stock Purchase Agreement or upon exercise of a warrant for Preferred Stock and

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(ii) any shares of Common Stock of the Company issued or issuable in respect of the Preferred Stock or other securities issuable pursuant to the conversion of the Preferred Stock or upon any stock split, stock dividend, recapitalization, or similar event, excluding, however, any Registrable Securities (A) which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, (B) which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned, (C) held by a Holder (together with its affiliates) if, as reflected on the Company’s list of shareholders, such Holder (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis) or (D) held by a Holder (together with its affiliates) if the Company has completed an initial underwritten public offering of its securities pursuant to an effective registration statement filed under the Securities Act that results in the conversion of all of the Company’s Preferred Stock into Common Stock and all shares of Common Stock of the Company issuable or issued upon conversion of the securities held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during a ninety (90) day period.

(h)           “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including the reasonable fees of one special counsel to the selling stockholders (but excluding Selling Expenses).

(i)            “Restricted Securities” shall mean the securities of the Company required to bear a legend indicating that transfer is restricted in the absence of registration.

(j)            “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(k)           “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the securities registered by the Holders.

2.2          Demand Registration.

(a)           Request for Registration.  In case the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of) with an expected aggregate offering price to the public of at least $50,000,000, the Company will: (1) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and, (2) as soon as practicable, file and use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky and other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company is

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mailed or delivered; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2(a):

(i)                                     In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii)                                  Prior to the earlier of (x) one hundred eight (180) days after the effective date of the Company’s first registered public offering of its securities or (y) three years after the date of the sale of Series D-1 Preferred Stock under the Second Series D-1 Purchase Agreement;

(iii)                               During the period starting with the Company’s delivery of notice to the holders of the Registrable Securities within thirty (30) days of any registration request of its intent to file a registration statement for such initial public offering within ninety (90) days, prior to the Company’s good faith estimate of the date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company subject to Section 2.3 below (other than a registration of securities in a Rule 145 transaction, with respect to an employee benefit plan or with respect to the Company’s first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iv)                              After the Company has effected two (2) registrations pursuant to this Section 2.2(a), which registrations have been declared or ordered effective;

(v)                                 If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company’s obligation to use its best efforts to register, qualify or comply under this Section 2.2 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

(b)                                 Underwriting.  If a registration pursuant to this Section 2.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.2(a).  In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 2.2, and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

The Company shall, together with all Participating Holders, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority of the Participating Holders and reasonably acceptable to the

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Company.  Notwithstanding any other provision of this Section 2.2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be included in such registration; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities, including securities for the Company’s account (i.e., primary shares), are first entirely excluded from the underwriting.  No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders.  The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.  If shares are withdrawn from registration, the Company shall offer to all persons retaining the right to include securities in the registration the right to include additional securities in the registration, with such shares being allocated among all such Participating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Participating Holders at the time of filing the registration statement.

2.3                               Piggyback Registration.

(a)                                 Notice of Registration.  If at any time or from time to time the Company shall determine to register any of its securities, either for its own account (a “Company Registration”), for the account of a security holder or holders or pursuant to a request made by Initiating Holders pursuant to Section 2.2(a) (a “Demand Registration”), other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction, or a registration pursuant to Section 2.2 hereof, the Company will (i) promptly give to each Holder written notice thereof, and (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder.

(b)                                 Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a).  In such event the right of any Holder to registration pursuant to Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities

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through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.  Notwithstanding any other provision of this Section 2.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that, in no event shall any Registrable Securities be so limited unless all other securities of the Company (other than shares held by the Initiating Holders, in the case of a Demand Registration, and other than shares for the Company’s account (i.e., primary shares), in the case of a Company Registration) are excluded in full from such offering; provided, further, that in no event shall the number of Registrable Securities included in such registration be reduced to less than twenty-five percent (25%) of the total number of securities to be included in such registration except in connection with the Company’s initial public offering, in which case all Registrable Securities may be excluded in full.  The Company shall so advise all Holders distributing their securities through such underwriting of such limitation (or exclusion, if applicable) and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated (if applicable) among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement.  To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest one hundred (100) shares.

If any Participating Holder disapproves of the terms of any such underwriting, such Participating Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.  If shares are withdrawn from registration, the Company shall offer to all persons retaining the right to include securities in the registration the right to include additional securities in the registration, with such shares being allocated among all such Participating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Participating Holders at the time of filing the registration statement.

(c)                                  Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4                               Registration on Form S-3.

(a)                                 Request for Registration.  Following the Company’s initial public offering, the Company shall use its commercially reasonable efforts to become eligible to register offerings of securities on Commission Form S-3 or its successor form (the “Form S-3”).  After the Company has qualified for the use of Form S-3, initiating Holders shall have the right to request registration on Form S-3 (which request shall be in writing and shall be delivered after

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the date that is 60 days before the Company qualifies to use Form S-3 and shall state the number of shares of Registrable Securities to be registered and the intended method of disposition of shares by such Initiating Holders).  The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.4(a):

(i)                                     unless the Initiating Holders requesting registration propose to dispose of Registrable Securities having an anticipated aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of at least $5,000,000;

(ii)                                  during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to securities of the Company subject to Section 2.3 (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iii)                               more than twice in any twelve-month period; or

(iv)                              if the Company shall furnish to such Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company’s obligation to use its commercially reasonable efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Initiating Holder or Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

2.5                               Expenses of Registration.  All Registration Expenses incurred in connection with registrations pursuant to Sections 2.2, 2.3 and 2.4 shall be borne by the Company (including the expense of one special counsel of the Participating Holders not to exceed $50,000).  All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

2.6                               Registration Procedures.  In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof.  At its expense the Company will:

(a)                                 Prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in the Registration Statement has been completed (up to a maximum of one hundred twenty (120) days); provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an

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offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b)                                 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)                                  Furnish to the Participating Holders and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as they may reasonably request in order to facilitate the public offering of such securities.

(d)                                 Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Participating Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Participating Holder shall also enter into and perform its obligations under such an agreement.

(f)                                   Notify each Participating Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                  Cause all securities covered by such registration statement to be listed on a national exchange or trading system and on each securities exchange or authorized for quotation on each automated quotation system on which similar securities issued by the Company are then listed or authorized for quotation.

(h)                                 Provide a transfer agent and registrar for all Registrable Securities covered by such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

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(i)                                     Furnish, at the request of any Participating Holder, on the date that the securities are delivered to the underwriters for sale in connection with a registration being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Participating Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

2.7                               Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8                               Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify each Participating Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Participating Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance; (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or, (iii) any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Participating Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Participating Holder, each such underwriter and each person who controls any such underwriter any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

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(b)                                 To the extent permitted by law, each Participating Holder will, if Registrable Securities held by such Participating Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Participating Holder, each of its officers, directors, partners and legal counsel and each person controlling such Participating Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the Company, such other Participating Holders, such directors, officers, persons, underwriters or control persons any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.8 exceed an amount equal to the proceeds, net of underwriting discounts and commissions, to each such Holder of Registrable Securities sold as contemplated herein, except in the case of fraud or willful misconduct by such Holder.

(c)                                  Each party entitled to indemnification under this Section 2.8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.8, to the extent such failure is not prejudicial.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

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(d)                                 If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  No person or entity will be required under this Section 2.8(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity.  No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.9                               Information by Holder.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any Participating Holder that such Participating Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

2.10                        Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a)                                 Make and keep public information available, as those terms are defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

(b)                                 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

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(c)                                  So long as an Investor owns any Restricted Securities, furnish upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

2.11                        Transfer of Registration Rights.  The rights to cause the Company to register securities granted Holders under Sections 2.2, 2.3 and 2.4 may be assigned (i) to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 50,000 shares (or any lesser amount if all of such Holder’s Registrable Securities are transferred or assigned to a transferee) of Registrable Securities, or (ii) to any transferee or assignee who is a constituent partner or affiliate or former partner or affiliate of a Holder or the estate of such constituent partner or affiliate, or (iii) to any transferee or assignee who is a family member of the Holder or a trust for the benefit of the Holder or any family member of the Holder, provided that, with respect to each such transfer or assignment, the Company be given prior written notice of the transfer, the transferee or assignee agrees in writing to be bound to all provisions contained in this Section 2 as if such transferee were a Holder hereunder and that such transfer otherwise be effected in accordance with applicable securities laws.

2.12                        Standoff Agreement.  Each Holder agrees in connection with the Company’s initial public offering of the Company’s securities, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed an initial period of 180 days, along with any extensions required by the rules of the Financial Industry Regulatory Authority) from the effective date of such registration as may be requested by the underwriters (the “Standoff Period”), provided that each officer, director and 1% stockholder of the Company shall agree to execute a similar document.  Any discretionary releases from such Standoff Period shall be allocated among the Holders on a pro-rata basis. To enforce the covenants set forth in this Section 2.12, and until the expiration of Standoff Period, each certificate held by a Holder representing Registrable Securities shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY

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REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTOR RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

2.13                        Limitation on Subsequent Registration Rights.  After the date of this Agreement, the Company shall not, without the prior written consent of the record or beneficial holders of at least 65% of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or on par with those granted to the Holders hereunder.

2.14                        Termination of Registration Rights.  The rights granted under this Section 2 shall terminate on the fifth year anniversary of the consummation of the initial underwritten public offering of the Company’s securities pursuant to an effective registration statement filed under the Securities Act that results in the conversion of all of the Company’s Preferred Stock into Common Stock.

3.                                      Preemptive Rights.

3.1                               General.  Except for (i) shares of Common Stock issued upon conversion of the Preferred Stock, (ii) securities issued pursuant to a public offering pursuant to an effective registration statement under the Securities Act that results in the conversion of all of the then-outstanding Preferred Stock into Common Stock, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization, or to a joint venture agreement, as approved by the Board of Directors (including a majority of the Preferred Directors then in office), (iv) securities issued in connection with any stock split or stock dividend of the Company, recapitalizations or the like, (v) securities issued to employees, officers, or directors of, or consultants to the Company pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements that are approved by the Company’s Board of Directors (including a majority of the Preferred Directors then in office), or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement, (vi) shares of Common Stock (or options and warrants with respect thereto) issued or issuable to banks, equipment lessors or other financial institutions pursuant to a debt financing or commercial leasing transaction approved by the Board of Directors (including a majority of the Preferred Directors then in office), (vii) securities issued pursuant to options, warrants, notes or other rights to acquire securities of the Company outstanding as of the date of this Agreement (viii) Common Stock (or options and warrants with respect thereto) issued or deemed issued to customers, vendors, strategic partners or similar third parties in transactions approved by the Board of Directors (including a majority of the Preferred Directors then in office), and (ix) shares of Common Stock issued in connection with the Ramankutty Issuance (as defined below), the Company will not,

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nor will it permit any subsidiary to, authorize or issue any shares of stock of the Company of any class and will not authorize, issue or grant any options, warrants, conversion rights or other rights to purchase or acquire any shares of stock of the Company of any class without offering the Major Investors the right of first refusal described below; provided, however, that the Major Investors agree to waive such right of first refusal in connection with the Company’s sale and issuance of up to 13,701,758 shares of Series D-1 Preferred Stock pursuant to a Second Series D-1 Preferred Stock Purchase Agreement of even date herewith.

3.2                               Right of First Refusal.  Each Major Investor shall have a right of first refusal to purchase an amount of securities of the Company of any class or kind which the Company proposes to sell (other than the issuance of shares contemplated by Section 3.1 above) (“Preemptive Securities”) sufficient to maintain such Major Investor’s proportionate beneficial ownership interest in the Company (as defined below).  If the Company wishes to make any such sale of Preemptive Securities, it shall give the Major Investors written notice of the proposed sale.  The notice shall set forth (i) the Company’s bona fide intention to offer Preemptive Securities and (ii) the material terms and conditions of the proposed sale (including the number of shares to be offered and the price, if any, for which the Company proposes to offer such shares), and shall constitute an offer to sell Preemptive Securities to the Investors on such terms and conditions.  Any Major Investor may accept such offer by delivering a written notice of acceptance (an “Acceptance Notice”) to the Company within fifteen (15) days after receipt of the Company’s notice of the proposed sale.  Any Major Investor exercising its right of first refusal shall be entitled to participate in the purchase of Preemptive Securities on a pro rata basis to the extent necessary to maintain such Major Investor’s proportionate beneficial ownership interest in the Company (such Major Investor’s “Pro Rata Portion”).  For purposes hereof, a Major Investor’s Pro Rata Portion shall be determined by multiplying the number of Preemptive Securities by a fraction, (X) the numerator of which shall be the number of shares of Common Stock issued or issuable upon conversion or exercise of all of the convertible or exercisable securities of the Company held by such Major Investor (the “FD-MI Shares”) and (Y) the denominator of which shall be the number of shares of Common Stock outstanding (including all shares of Common Stock issued or issuable upon conversion or exercise of all of the convertible or exercisable securities of the Company outstanding).  The Company shall, in writing, inform each Investor which elects to purchase its Pro Rata Portion of Preemptive Securities of any other Major Investor’s failure to do so (the “Unclaimed Shares”), in which case the Investors previously electing to purchase shares of Preemptive Securities (“PS Investors”) shall have the right to purchase a portion of such Unclaimed Shares on a pro rata basis based on the ratio of the number of FD-MI Shares that a PS Investor holds to the aggregate number of FD-MI Shares held by all PS Investors.  If the Company does not enter into an agreement for the sale of such shares within the 60-day period following the deadline for delivery of the Acceptance Notice, the right provided hereunder shall be deemed to be revived and all future shares of Preemptive Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 3.  A Major Investor shall, subject to securities laws, be entitled to apportion the right of first refusal hereby granted among itself and its partners and affiliates in such proportions it deems appropriate.

3.3                               Offer After Sale to Third Parties.  In lieu of delivering to the Major Investors written notice of a proposed sale of Preemptive Securities pursuant to Section 3.2, the Company may elect first to sell Preemptive Securities to third parties and then to offer to Major

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Investors the opportunity to purchase their Pro Rata Portions of the Preemptive Securities.  (The Pro Rata Portions shall be calculated giving effect to all sales of the Preemptive Securities, including sales to the Major Investors.)  Such offer shall remain in effect for fifteen (15) days after notice to the Investors, and if accepted, the closing of the sale of Preemptive Securities shall occur within ten days after the date of the Acceptance Notice.

3.4                               Exclusion of Certain Potential Purchasers.  The right of first refusal granted under this Agreement shall not be applicable with respect to any Major Investor, or partner or affiliate thereof, for an issuance of Preemptive Securities, if (i) at the time of such Preemptive Securities issuance, such Major Investor, or partner or affiliate thereof, is not an accredited investor, and (ii) such Preemptive Securities issuance is otherwise being offered only to accredited investors.

3.5                               Expiration of Right of First Refusal.  The right of first refusal granted under this Agreement shall expire when a sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with a firm commitment underwritten public offering of its securities that results in the conversion of all of the Company’s Preferred Stock into Common Stock is consummated.

4.                                      Miscellaneous.

4.1                               Additional Investors.  Additional Investors will be added to this Agreement upon their purchase of Series D-1 Preferred; such Investors may become party to this Agreement, upon execution and delivery to the Company of signature pages hereto.

4.2                               Waivers and Amendments.  With the written consent of the record or beneficial holders of at least 65% of the Registrable Securities, the rights of the Company and obligations of the Company and the holders of Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary or new agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that, subject to Section 2.13, no such consent shall be required for the purpose of adding to this Agreement an Investor pursuant to Section 4.1, a financial institution or venture lender which has loaned funds to the Company, or an equipment or real property lessor; provided further, however, that no amendment of this Agreement shall materially and adversely affect the rights of a party in a manner that, by its express terms, discriminates against such party vis-à-vis other parties in the same class without such party’s written consent.  Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.  The Prior Agreement is hereby amended and superseded in its entirety and restated herein.  Such amendment and restatement is effective upon execution and delivery of this Agreement by the parties required pursuant to Section 4.2 of the Prior Agreement.  Upon such execution, all provisions of, rights granted and covenants made in

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the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.

4.3                               Notices.  All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, e-mailed, mailed, or delivered to each party as follows: (i) if to a Holder, at such Holder’s address, facsimile number or e-mail address set forth in the Company’s records, or at such other address, facsimile number or e-mail address as such Holder shall have furnished the Company in writing, or (ii) if to the Company, at 1204 Middlefield Road, Redwood City, CA 94063, Attn: President, or at such other address or facsimile number as the Company shall have furnished to the Voting Parties in writing, with a copy (which copy shall not constitute notice) to Cynthia C. Hess, Fenwick & West LLP, 801 California Street, Mountain View, CA 94041.  All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation) or e-mail, (iv) one business day after being deposited with an overnight courier service of recognized standing, (v) four days after being deposited in the U.S. mail, first class with postage prepaid, (vi) upon sending when sent by e-mail, or (vii) upon receipt of confirmation of delivery when sent by facsimile.  With respect to any notice given by the Company under any provision of the California General Corporation Law, if applicable, or the Company’s charter or bylaws, each Investor agrees that such notice may be given by facsimile or by electronic mail.  In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

4.4                               Descriptive Headings.  The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

4.5                               Governing Law.  This Agreement shall be governed by and interpreted under the laws of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

4.6                               Counterparts.  This Agreement may be executed in one or more counterparts, including those transmitted via facsimile or electronic mail, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

4.7                               Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.8                               Successors and Assigns.  Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

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4.9                               Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

4.10                        Separability; Severability.  Unless expressly provided in this Agreement, the rights of each Investor under this Agreement are several rights, not rights jointly held with any other Investors.  Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agreement with respect to the other Investors.  If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

4.11                        Stock Splits.  All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

4.12                        Aggregation of Stock.  All shares of Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.13                        Right to Conduct Activities.  The Company and each Investor hereby acknowledge that some or all of the Investors are professional investment funds, and as such invest in numerous portfolio companies, some of which may be competitive with the Company’s business.  No Investor shall be liable to the Company or to any other Investor for any claim arising out of, or based upon, (i) the investment by Investor in any entity competitive to the Company, or (ii) actions taken by any partner, officer, or other representative of any Investor to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise, and whether or not such action has a detrimental effect on the Company; provided however that the foregoing does not diminish or modify the confidentiality obligations of the Investors hereunder.

4.14                        Waiver of Adjustment of Conversion Price.  Pursuant to Article V, Section 5(i) (Waiver of Adjustment of Conversion Price) of the Restated Certificate of Incorporation of the Company, as amended (the “Restated Certificate”), the Investors hereunder, constituting the holders of a majority of the outstanding shares of each series of the Company’s Preferred Stock, hereby waive on their own behalf and on behalf of all holders of each series of the Company’s Preferred Stock, any downward adjustment of the Conversion Price (as defined in the Restated Certificate) of any series of Preferred Stock (including but not limited to any downward adjustment of the Conversion Price of the Series D-1 Preferred Stock pursuant to Section 7.9 of the Series D-1 Preferred Stock Purchase Agreement between the Company and the parties named therein dated September 15, 2010), upon the issuance of 375,000 shares of Company’s Common Stock to Jayan Ramankutty and/or his affiliated trust (the “Ramankutty Issuance”) in connection with the settlement of the arbitration proceeding between Company and Mr. Ramankutty, provided however, that the foregoing waiver shall not apply with respect to the adjustment to the Conversion Price of the Series D Preferred Stock (as defined in the Restated Certificate) as a result of the Ramankutty Issuance pursuant to Section 7.9 of the Series

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D Preferred Stock Purchase Agreement between the Company and the parties named therein dated February 12, 2010.

(The remainder of this page is left intentionally blank)

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

THE COMPANY:

YUME, INC.

By:	/s/ Jayant Kadambi
Jayant Kadambi
Chief Executive Officer

Company Address:
1204 Middlefield Road
Redwood City, CA 94063

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

TRANSLINK CAPITAL PARTNERS II, L.P.

By:	/s/ Jay H. Eum
Name: Jay H. Eum
Title: Managing Director

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

SVIC NO. 6 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.

By: Samsung Venture Investment Corporation,
its partner

By:	/s/ Myung Ku Kang
Name: Myung Ku Kang
Title: Chief Finance Officer

SVIC NO. 18 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.

By: Samsung Venture Investment Corporation,
its partner

By:	/s/ Myung Ku Kang
Name: Myung Ku Kang
Title: Chief Finance Officer

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

INTEL CAPITAL CORPORATION

By:	/s/ Jose M. Blanc

Name:	Jose M. Blanc

Title:	Managing Director

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

MENLO VENTURES X, L.P.
MENLO ENTREPRENEURS FUND X, L.P.
MMEF X, L.P.
By:	MV MANAGEMENT X, L.L.C.
Their General Partner

By:	/s/ Shawn Carolan
Managing Member

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

DAG Ventures III-QP, L.P.
By: DAG Ventures Management III, LLC
Its General Partner

By:	/s/ Young Chung
Young Chung, Managing Director

DAG Ventures III, L.P.
By: DAG Ventures Management III, LLC
Its General Partner

By:	/s/ Young Chung
Young Chung, Managing Director

DAG Ventures GP Fund III, LLC
By: DAG Ventures Management III, LLC
Its Managing Member

By:	/s/ Young Chung
Young Chung, Managing Director

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

ACCEL IX L.P.
By: Accel IX Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney in Fact

ACCEL IX STRATEGIC PARTNERS L.P.
By: Accel IX Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney in Fact

ACCEL INVESTORS 2006 L.L.C.

By:	/s/ Richard Zamboldi
Attorney in Fact

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

KHOSLA VENTURES II, LP

By: Khosla Ventures Associates II, LLC, a Delaware limited liability company and general partner of Khosla Ventures II, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

KHOSLA VENTURES III, LP

By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

KHOSLA VENTURES SEED, LP

By: Khosla Ventures Associates Seed, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

KHOSLA VENTURES SEED SIDE FUND, LP
By: Khosla Ventures Seed Side Fund Associates, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed Side Fund, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

WestSummit Global Technology Fund, L.P.

By:	/s/ Raymond Yang
Name:	Raymond Yang
Title:	Founding Partner & Managing Director

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

Glynn Partners II, L.P.

By:	Glynn Management II, LLC, its General Partner

By:	/s/ John W. Glynn
Managing Director

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement on the date first set forth above.

“INVESTORS”

TRANSLINK CAPITAL PARTNERS II, AFFILIATES FUND, L.P.,
a Cayman Islands exempted limited partnership

By:	/s/ Jay Eum

Name:	Jay Eum

Title:	Managing Director

Address:

228 Hamilton Avenue, Suite 210
Palo Alto, CA 94301

Phone: (650) 330-7353
Fax: (650) 330-7351

[Signature Page to YuMe, Inc. Amended and Restated Investors’ Rights Agreement]

EXHIBIT A

SCHEDULE OF INVESTORS

Series A Investors

Accel Investors 2006 L.L.C.

Accel IX L.P.

Accel IX Strategic Partners L.P.

Vijaya K. Ananda

Deepak Bhagat

BV Capital Fund II, L.P.

BV Capital Fund II-A, L.P.

BV Capital GmbH & Co. Beteiligungs KG No. 1

DAG Ventures GP Fund III LLC

DAG Ventures III – QP, L.P.

DAG Ventures III, L.P.

Yogesh Dandekar

Ram Duraiswamy

Ray H. Engstrom

Kali S. Eswaran

Kamal Gunsagar

Jayant Kadambi

Khosla Ventures II, LP

Khosla Ventures III, LP

Alexander Kinnier

Kubera

Madhavan Living Trust

Series A Investors – con’t.

Mike Maples

Michael Danaher and Carol Danaher, TTEES of the Danaher Family Trust, dtd 6/29/04

Mugdha Patil and Shirish Gadre

Nina G. Kulick, as Custodian for Maya G. Kulick under CUTMA Until Age 25

Jim Pitkow

Raghuveer and Rashida Mendu

Thiru N. Rajagopal

Ramankutty Investment Trust

Ramankatty Living Trust

Rao Trust

Ronald Conway IRA Charles Schwab & Co., Inc. Custodian

Amit I. Saheba

Ashit I. Saheba

Samir Kaul, Trustee of the Kaul Family Trust Dated July 20, 2009

Ayyappan Sankaran

Aadik Shekar

Sunil and Meena Vora

The Board of Trustees of the Leland Stanford Junior University (SEVF II)

Fouad Tamer

Sundar Thenpattinam

Tomar Family Trust dated 11/30/00

Kimberly Totah

Dung Trung Tran

US Firangi Trust

Series A Investors – con’t.

Vishwas R. and Arati V. Godbole

VK Services, LLC

David Weiden

Wolfram/Zebrowski Family Trust

WS Investment Company, LLC (2006A)

WS Investment Company, LLC (2006C)

Glynn Partners II, L.P.

Series B Investors

Accel Investors 2006 L.L.C.

Accel IX L.P.

Accel IX Strategic Partners L.P.

BV Capital Fund II, L.P.

BV Capital Fund II-A, L.P.

BV Capital GmbH & Co. Beteiligungs KG No. 1

DAG Ventures GP Fund III LLC

DAG Ventures III – QP, L.P.

DAG Ventures III, L.P.

Khosla Ventures II, LP

Alexander Kinnier

Samir Kaul, Trustee of the Kaul Family Trust Dated July 20, 2009

Aadik Shekar

Fouad Tamer

Kimberly Totah

VK Services, LLC

Series B Investors – con’t.

David Weiden

WS Investment Company, LLC (2007A)

WS Investment Company, LLC (2007D)

Series C Investors

Accel Investors 2006 L.L.C.

Accel IX L.P.

Accel IX Strategic Partners L.P.

Vijaya K. Ananda

BV Capital Fund II, L.P.

BV Capital Fund II-A, L.P.

BV Capital GmbH & Co. Beteiligungs KG No. 1

DAG Ventures GP Fund III LLC

DAG Ventures III – QP, L.P.

DAG Ventures III, L.P.

Felicis Ventures LLC

Khosla Ventures Seed Side Fund, LP

Khosla Ventures Seed, LP

Gretchen McCoy

Michael Danaher and Carol Danaher, TTEES of the Danaher Family Trust, dtd 6/29/04

Murali Dharan and Viju Juwa

Thiru N. Rajagopal

Rao Trust

Ashit I. Saheba

Sunil and Meena Vora

Series C Investors – con’t.

The Board of Trustees of the Leland Stanford Junior University (SEVF II)

Sundar Thenpattinam

Wolfram/Zebrowski Family Trust

WS Investment Company, LLC (2009A)

WS Investment Company, LLC (2009C)

Series D Investors

Accel Investors 2006 L.L.C.

Accel IX L.P.

Accel IX Strategic Partners L.P.

Khosla Ventures III, LP

Menlo Entrepreneurs Fund X, L.P.

Menlo Ventures X, L.P.

MMEF X, L.P.

Series D-1 Investors

Intel Capital Corporation

TransLink Capital Partners II, L.P.

TransLink Capital Partners II Affiliates Fund L.P.

SVIC No. 6 New Technology Business Investment L.L.P.

SVIC No. 18 New Technology Business Investment L.L.P.

WestSummit Global Technology Fund, L.P.

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of April 2, 2012 by and among YuMe, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Preferred Stock, par value $0.001 per share (the “Preferred Stock”), listed on the signature pages hereto (the “Preferred Holders”), and certain holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), listed on the signature pages hereto (the “Common Holders” and collectively with the Preferred Holders, the “Holders”).

RECITALS

WHEREAS, the Company and the Holders are parties, as applicable, to the Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”), the Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Co-Sale Agreement”), the Amended and Restated Drag-Along Agreement (the “Drag-Along Agreement”) and the Amended and Restated Voting Agreement (the “Voting Agreement,” and together with the Rights Agreement, the Co-Sale Agreement and the Drag Along Agreement, the “Ancillary Agreements”), each dated as of October 28, 2011;

WHEREAS, the undersigned Holders desire to amend certain provisions of the Ancillary Agreements to make certain changes to the Preferred Stock voting thresholds thereunder, as set forth in more detail below;

WHEREAS, (i) the Rights Agreement may be amended by the written consent of Company and the record or beneficial holders of at least 65% of the Registrable Securities (as defined therein); (ii) the Co-Sale Agreement may be amended by a written instrument executed by the Company, Key Stockholders (as defined therein) holding at least a majority of the outstanding Shares (as defined therein) then-held by all of the Key Stockholders (as defined therein), and Investors (as defined therein) holding at least 65% of the aggregate number of shares of Common Stock issuable or issued upon conversion of the Preferred Shares (as defined therein) then-held by the Investors (as defined therein), (iii) the Voting Agreement may be amended by a written instrument referencing the Voting Agreement and signed by the Company, a majority-in-interest of Common Stock held by the Founders (as defined therein) and the Investors (as defined therein) holding at least 65% of the Common Stock issuable or issued upon conversion of the Preferred Stock; and (iv) the Drag-Along Agreement may be amended by a written instrument executed by the Company, the holders of at least 65% of the Preferred Stock then outstanding (such percentage to be determined on an as-converted basis), and the holders of a majority of the Company’s Common Stock then outstanding; and

WHEREAS, the undersigned include the Company, the holders of a sufficient number of shares of Company’s Preferred Stock and Company’s Common Stock required to amend each of the Ancillary Agreements.

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      AMENDMENT OF RIGHTS AGREEMENT

1.1                               Addition of Section 1.15.      A new Section 1.15 is hereby added to the Rights Agreement to read as follows:

“1.15                  WestSummit Observer Rights. So long as WestSummit Global Technology Fund, L.P. (“WestSummit”) holds at least a majority of the shares of Series D-1 Preferred Stock acquired by it pursuant to the Second Series D-1 Purchase Agreement, the Company will offer to WestSummit an invitation to WestSummit’s authorized representative to attend all meetings of its Board of Directors in a non-voting observer capacity, and in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that WestSummit and such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided, and not to use any such information except solely to monitor its investment in the Company; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Company believes that access to such information or attendance at such meeting would (i) upon advice of counsel reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel, (ii) result in disclosure of trade secrets to such representative, (iii) breach any confidentiality obligation of the Company to a third party or (iv) result in any actual or potential conflict of interest for WestSummit or its representative.”

1.2                               Amendment of Section 2.13.  Section 2.13 of the Rights Agreement is hereby amended to read in its entirety as follows:

“2.13                  Limitation on Subsequent Registration Rights.  After the date of this Agreement, the Company shall not, without the prior written consent of the record or beneficial holders of at least 60% of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or on par with those granted to the Holders hereunder.”

1.3                               Amendment of Section 3.1.  The phrase “provided, however, that the Major Investors agree to waive such right of first refusal in connection with the Company’s sale and issuance of up to 13,701,758 shares of Series D-1 Preferred Stock pursuant to a Second Series D-1 Preferred Stock Purchase Agreement of even date herewith” appearing in the last sentence of Section 3.1 of the Rights Agreement is hereby amended to read in its entirety as follows:

“provided, however, that the Major Investors agree to waive such right of first refusal in connection with the Company’s sale and issuance of up to 22,075,053

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shares of Series D-1 Preferred Stock pursuant to a Second Series D-1 Preferred Stock Purchase Agreement of even date herewith.”

1.4                               Amendment of Section 4.2.  The first sentence of Section 4.2 of the Rights Agreement is hereby amended to read in its entirety as follows:

“With the written consent of the record or beneficial holders of at least 60% of the Registrable Securities, the rights of the Company and obligations of the Company and the holders of Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary or new agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that, subject to Section 2.13, no such consent shall be required for the purpose of adding to this Agreement an Investor pursuant to Section 4.1, a financial institution or venture lender which has loaned funds to the Company, or an equipment or real property lessor; provided further, however, that no amendment of this Agreement shall materially and adversely affect the rights of a party in a manner that, by its express terms, discriminates against such party vis-à-vis other parties in the same class without such party’s written consent.”

2.                                      AMENDMENT OF CO-SALE AGREEMENT.

2.1                               Amendment of Section 6.2.  The first sentence of Section 6.2 of the Rights Agreement is hereby amended to read in its entirety as follows:

“Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by (a) the Company, (b) Key Stockholders holding at least a majority of the outstanding Shares then-held by all of the Key Stockholders, and (c) Investors holding at least 60% of the aggregate number of shares of Common Stock issuable or issued upon conversion of the Preferred Shares then-held by the Investors; provided, however, that no amendment of this Agreement shall materially and adversely affect the rights of a party in a manner that, by its express terms, discriminates against such party vis-à-vis other parties in the same class (i.e., Key Stockholders or Investors, as the case may be) without such party’s written consent.”

3.                                      AMENDMENT OF VOTING AGREEMENT.

3.1                               Amendment of Section 4.  The first sentence of Section 4 of the Voting Agreement is hereby amended to read in its entirety as follows:

“This Agreement shall terminate upon the earlier of (i) the conversion of all outstanding shares of the Company’s Preferred Stock into Common Stock; (ii) solely as to the provisions herein for the Series A Designees, when fewer than 1,000,000 shares, in the aggregate, of Series A Preferred (as adjusted for any

3

stock dividends, combinations or splits with respect to such shares) are outstanding; (iii) solely as to the provisions herein for the Series D Designee, when fewer than 1,000,000 shares, in the aggregate, of Series D Preferred (as adjusted for any stock dividends, combinations or splits with respect to such shares) are outstanding; (v) the closing of a Change of Control Transaction; or (vi) the agreement of a majority-in-interest of Common Stock held by the Founders and Investors holding at least 60% of the Common Stock issuable or issued upon conversion of the Preferred Stock.”

3.2                               Amendment of Section 7(j).  The phrase “at least 65% of the Common Stock issuable” appearing in the first and fourth sentence of Section 7(j) of the Voting Agreement is hereby amended to read in its entirety as follows: “at least 60% of the Common Stock issuable.”

4.                                      AMENDMENT OF DRAG-ALONG AGREEMENT

4.1                               Amendment of Section 1.  The phrase “the holders of at least 65% of the Preferred Stock then outstanding (such percentage to be determined on an as-converted basis)” appearing in the first sentence of Section 1 of the Drag-Along Agreement is hereby amended to read in its entirety as follows: “the holders of at least 60% of the Preferred Stock then outstanding (such percentage to be determined on an as-converted basis.”

4.2                               Amendment of Section 9.  The second sentence of Section 9 of the Drag-Along Agreement is hereby amended to read in its entirety as follows:

“Any amendment of this Agreement, or any waiver of any provision of this Agreement, shall be effective only if evidenced by a written instrument executed by (i) the Company, (ii) the holders of at least 60% of the Preferred Stock then outstanding (such percentage to be determined on an as-converted basis), and (iii) the holders of a majority of the Company’s Common Stock then outstanding; provided, however, that any amendment or waiver of Section 2 herein shall require the consent of Intel Capital Corporation.”

5.                                      GENERAL PROVISIONS.

5.1                               Full Force and Effect.  Except as expressly modified by this Amendment Agreement, the terms of each of the Ancillary Agreements shall remain in full force and effect.

5.2                               Counterparts.  This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5.3                               Facsimile Signatures.  This Amendment Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

5.4                               Effectiveness.  The provisions of this Amendment Agreement shall be effective as to all parties to the Ancillary Agreements upon the execution hereof by sufficient parties to amend the Ancillary Agreements.

4

5.5                               Titles and Subtitles.  The titles and subtitles used in this Amendment Agreement are used for convenience only and are not to be considered in construing or interpreting this Amendment Agreement.

5.6                               Severability.  If one or more provisions of this Amendment Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment Agreement, and the balance of the Amendment Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

5.7                               Further Assurances.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Amendment Agreement.

5.8                               Governing Law.  This Amendment Agreement will be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

YUME, INC.

/s/ Jayant Kadambi
Jayant Kadambi, CEO

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

MENLO VENTURES X, L.P.
MENLO ENTREPRENEURS FUND X, L.P.
MMEF X, L.P.
By:	MV MANAGEMENT X, L.L.C.
Their General Partner

By:	/s/ Shawn Carolan
Managing Member

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

ACCEL IX L.P.
By: Accel IX Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney in Fact

ACCEL IX STRATEGIC PARTNERS L.P.
By: Accel IX Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney in Fact

ACCEL INVESTORS 2006 L.L.C.

By:	/s/ Richard Zamboldi
Attorney in Fact

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

KHOSLA VENTURES II, LP

By: Khosla Ventures Associates II, LLC, a Delaware limited liability company and general partner of Khosla Ventures II, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

KHOSLA VENTURES III, LP

By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

KHOSLA VENTURES SEED, LP

By: Khosla Ventures Associates Seed, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

KHOSLA VENTURES SEED SIDE FUND, LP
By: Khosla Ventures Seed Side Fund Associates, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed Side Fund, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Member

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

DAG VENTURES III-QP, L.P.
By: DAG Ventures Management III, LLC
Its General Partner

By:	/s/ Young Chung
Young Chung, Managing Director

DAG VENTURES III, L.P.
By: DAG Ventures Management III, LLC
Its General Partner

By:	/s/ Young Chung
Young Chung, Managing Director

DAG VENTURES GP FUND III, LLC
By: DAG Ventures Management III, LLC
Its Managing Member

By:	/s/ Young Chung
Young Chung, Managing Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

JAYANT KADAMBI

/s/ Jayant Kadambi

AYYAPPAN SANKARAN

/s/ Ayyappan Sankaran

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

TRANSLINK CAPITAL PARTNERS II, L.P.

By:	/s/ Jay H. Eum
Name: Jay H. Eum
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

SVIC NO. 6 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.

By: Samsung Venture Investment Corporation,
its partner

By:	/s/ Il Seok Yoon
Name: Il Seok Yoon
Title: Vice President

SVIC NO. 18 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.

By: Samsung Venture Investment Corporation,
its partner

By:	/s/ Il Seok Yoon
Name: Il Seok Yoon
Title: Vice President

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

WestSummit Global Technology Fund, L.P.

By:	/s/ Raymond Yang
Name:	Raymond Yang
Title:	Founding Partner & Managing Director

SIGNATURE PAGE TO AMENDMENT AGREEMENT

FOR YUME, INC.

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of December 28, 2012 by and among YuMe, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Preferred Stock, par value $0.001 per share (the “Preferred Stock”), listed on the signature pages hereto (the “Preferred Holders”), and certain holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), listed on the signature pages hereto (the “Common Holders” and collectively with the Preferred Holders, the “Holders”).

RECITALS

WHEREAS, the Company and the Holders are parties, as applicable, to the Amended and Restated Investors’ Rights Agreement, as amended (the “Rights Agreement”), the Amended and Restated Right of First Refusal and Co-Sale Agreement, as amended (the “Co-Sale Agreement”), the Amended and Restated Drag-Along Agreement, as amended (the “Drag-Along Agreement”) and the Amended and Restated Voting Agreement, as amended (the “Voting Agreement,” and together with the Rights Agreement, the Co-Sale Agreement and the Drag Along Agreement, the “Ancillary Agreements”), each dated as of October 28, 2011 and amended as of April 2, 2012;

WHEREAS, concurrently herewith the Company is entering into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Company, Camp Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Company (“Merger Sub”), Crowd Science, Inc., a Delaware corporation (the “Seller”) and Granite Ventures II, L.P., a Delaware limited partnership, as Effective Time Holders’ Agent (“Effective Time Holders’ Agent”) pursuant to which Merger Sub will merge with and into Seller in a statutory reverse-triangular merger (the “Merger”), with the Seller to survive the Merger as a wholly-owned subsidiary of Company, on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, the Company will issue 2,000,000 shares of Company’s Series D-1 Preferred Stock (“Series D-1 Shares”) to certain holders (the “Noteholders”) of convertible promissory notes of Seller (“Notes”), in exchange for the cancellation and extinguishment of such Notes, in accordance with the terms of the Merger Agreement;

WHEREAS, the undersigned Holders desire to amend certain provisions of the Ancillary Agreements to make the Noteholders receiving the Series D-1 Shares parties thereto;

WHEREAS, (i) the Rights Agreement may be amended by the written consent of Company and the record or beneficial holders of at least 60% of the Registrable Securities (as defined therein); (ii) the Co-Sale Agreement may be amended by a written instrument executed by the Company, Key Stockholders (as defined therein) holding at least a majority of the outstanding Shares (as defined therein) then-held by all of the Key Stockholders (as defined therein), and Investors (as defined therein) holding at least 60% of the aggregate number of shares of Common Stock issuable or issued upon conversion of the Preferred Shares (as defined therein) then-held by the Investors (as defined therein), (iii) the Voting Agreement may be amended by a written instrument referencing the Voting Agreement and signed by the Company, a majority-in-interest of Common Stock held by the Founders (as defined therein) and the Investors (as defined therein) holding at least 60% of the Common Stock issuable or issued upon conversion of the Preferred Stock; and (iv) the Drag-Along Agreement may be amended by a written instrument executed by the Company, the holders of at least 60% of the Preferred Stock then outstanding (such percentage to be determined on an as-converted basis), and the holders of a majority of the Company’s Common Stock then outstanding; and

WHEREAS, the undersigned include the Company, the holders of a sufficient number of shares of Company’s Preferred Stock and Company’s Common Stock required to amend each of the Ancillary Agreements.

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                                      Voting Agreement.  In accordance with Section 7(j) of the Voting Agreement, the parties hereto consent to an amendment of the Voting Agreement to add each Noteholder as a party thereto.  By executing an Adoption Agreement and Stockholder Obligation Letter in substantially the form attached hereto as Exhibit 1 (the “Adoption Agreement”) each Noteholder shall be added as a party to and shall be bound by the terms and conditions of the Voting Agreement and for all purposes shall be deemed to be an “Investor” thereunder, it being understood and agreed that, upon signing the Adoption Agreement, each Noteholder shall be entitled to all the benefits of the Voting Agreement and shall be bound by all the obligations of the Voting Agreement, as if it were an original party thereto.  The list of Investors attached as Exhibit A to the Voting Agreement shall be amended to reflect the names of the Noteholders.

2.                                      Co-Sale Agreement.  In accordance with Section 6.2 of the Co-Sale Agreement, the parties hereto consent to an amendment of the Co-Sale Agreement to add each Noteholder as a party thereto.  By executing the Adoption Agreement each Noteholder shall be added as a party to and shall be bound by the terms and conditions of the Co-Sale Agreement and for all purposes shall be deemed to be an “Investor” thereunder, it being understood and agreed that, upon signing the Adoption Agreement, each Noteholder shall be entitled to all the benefits of the Voting Agreement and shall be bound by all the obligations of the Co-Sale Agreement, as if it were an original party thereto.  The list of Investors attached as Schedule B to the Co-Sale Agreement shall be amended to reflect the names of the Noteholders.

3.                                      Rights Agreement.  In accordance with Section 4.2 of the Rights Agreement, the parties hereto consent to an amendment of the Rights Agreement to add each Noteholder as a party thereto.  By executing the Adoption Agreement each Noteholder shall be added as a party to and shall be bound by the terms and conditions of the Rights Agreement and for all purposes shall be deemed to be an “Investor” thereunder and the Series D-1 Shares issued to each Noteholder shall be deemed to be Registrable Securities as defined in the Rights Agreement

2

(notwithstanding anything in the Rights Agreement to the contrary), it being understood and agreed that, upon signing the Adoption Agreement, each Noteholder shall be entitled to all the benefits of the Rights Agreement and shall be bound by all the obligations of the Rights Agreement, as if it were an original party thereto.  The list of Investors attached as Exhibit A to the Rights Agreement shall be amended to reflect the names of the Noteholders.

4.                                      Drag-Along Agreement.  In accordance with Section 9 of the Drag-Along Agreement, the parties hereto consent to an amendment of the Drag-Along Agreement to add each Noteholder as a party thereto.  By executing the Adoption Agreement each Noteholder shall be added as a party to and shall be bound by the terms and conditions of the Drag-Along Agreement and for all purposes shall be deemed to be a “Holder” thereunder, it being understood and agreed that, upon signing the Adoption Agreement, each Noteholder shall be entitled to all the benefits of the Drag-Along Agreement and shall be bound by all the obligations of the Drag-AlongAgreement, as if it were an original party thereto.  The list of Investors attached as Schedule A to the Drag-Along Agreement shall be amended to reflect the names of the Noteholders.

5.                                      GENERAL PROVISIONS.

5.1                               Full Force and Effect.  Except as expressly modified by this Amendment Agreement, the terms of each of the Ancillary Agreements shall remain in full force and effect.

5.2                               Counterparts.  This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5.3                               Facsimile Signatures.  This Amendment Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

5.4                               Effectiveness.  The provisions of this Amendment Agreement shall be effective as to all parties to the Ancillary Agreements upon the execution hereof by sufficient parties to amend the Ancillary Agreements.

5.5                               Titles and Subtitles.  The titles and subtitles used in this Amendment Agreement are used for convenience only and are not to be considered in construing or interpreting this Amendment Agreement.

5.6                               Severability.  If one or more provisions of this Amendment Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment Agreement, and the balance of the Amendment Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

5.7                               Further Assurances.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Amendment Agreement.

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5.8                               Governing Law.  This Amendment Agreement will be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

YUME, INC.

/s/ Jayant Kadambi
Jayant Kadambi, CEO

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

MENLO VENTURES X, L.P.
MENLO ENTREPRENEURS FUND X, L.P.
MMEF X, L.P.
By:	MV MANAGEMENT X, L.L.C.
Their General Partner

By:	/s/ Shawn Carolan

Name:	Shawn Carolan

Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

ACCEL IX L.P.

By: Accel IX Associates L.L.C.
Its General Partner

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney-In-Fact

ACCEL IX STRATEGIC PARTNERS L.P.

By: Accel IX Associates L.L.C.
Its General Partner

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney-In-Fact

ACCEL INVESTORS 2006 L.L.C.

By:	/s/ Tracy L. Sedlock

Name:	Tracy L. Sedlock

Title:	Attorney-In-Fact

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

KHOSLA VENTURES II, LP

By: Khosla Ventures Associates II, LLC, a Delaware limited liability company and general partner of Khosla Ventures II, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Partner

KHOSLA VENTURES III, LP

By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Partner

KHOSLA VENTURES SEED, LP

By: Khosla Ventures Associates Seed, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Partner

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

KHOSLA VENTURES SEED SIDE FUND, LP

By: Khosla Ventures Seed Side Fund Associates, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed Side Fund, LP

By:	/s/ David Weiden

Name:	David Weiden

Title:	Partner

VK SERVICES, LLC

By:	/s/ David Weiden

Name:	David Weiden

Title:	Partner

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

DAG VENTURES III-QP, L.P.

By: DAG Ventures Management III, LLC
Its General Partner

By:	/s/ Young Chung

Name:	Young Chung

Title:	Managing Director

DAG VENTURES III, L.P.

By: DAG Ventures Management III, LLC
Its General Partner

By:	/s/ Young Chung

Name:	Young Chung

Title:	Managing Director

DAG VENTURES GP FUND III, LLC

By: DAG Ventures Management III, LLC
Its Managing Member

By:	/s/ Young Chung

Name:	Young Chung

Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

BV CAPITAL GMBH & CO BETEILIGUNGS KG NO. 1

By:	BV Capital Management LLC

By:	/s/ Thomas Gieselmann

Name:	Thomas Gieselmann

Title:	Managing Director of the General Partner

BV CAPITAL FUND II, L.P.

By:	BV Capital GP II, LLC
its General Partner

By:	/s/ Thomas Gieselmann

Name:	Thomas Gieselmann

Title:	Managing Director of the General Partner

BV CAPITAL FUND II – A, L.P.

By:	BV Capital GP II, LLC
Its General Partner

By:	/s/ Thomas Gieselmann

Name:	Thomas Gieselmann

Title:	Managing Director of the General Partner

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDERS:”

WESTSUMMIT GLOBAL TECHNOLOGY FUND, L.P.

By:	/s/ Raymond Yang

Name:	Raymond Yang

Title:	Managing Partner

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDER:”

TRANSLINK CAPITAL PARTNERS II, L.P.

By:	/s/ Jay H. Eum

Name:	Jay H. Eum

Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

“HOLDERS:”

JAYANT KADAMBI

/s/ Jayant Kadambi

AYYAPPAN SANKARAN

/s/ Ayyappan Sankaran

SIGNATURE PAGE TO OMNIBUS AMENDMENT AGREEMENT FOR YUME, INC.

Exhibit 1

Adoption Agreement and Stockholder Obligation Letter

December 28, 2012

YuMe, Inc.

1204 Middlefield Road

Redwood City, CA 94063

Attn: Paul Porrini, General Counsel

Adoption Agreement and Stockholder Obligation Letter

Ladies and Gentlemen:

Pursuant to that certain Agreement and Plan of Merger dated on or about December 28, 2012 (the “Merger Agreement”) by and among YuMe, Inc., a Delaware corporation (“Acquiror”), Camp Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Acquiror (“Merger Sub”), Crowd Science, Inc., a Delaware corporation (“Company”) and the Effective Time Holders’ Agent (as defined in the Merger Agreement), Merger Sub will merge with and into Company in a statutory reverse-triangular merger (the “Merger”), with Company to survive the Merger a wholly-owned subsidiary of Acquiror. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings given to such terms in the Merger Agreement. In connection with the Merger and pursuant to the terms and conditions of the Merger Agreement, Granite Ventures II, L.P. and Granite Ventures Entrepreneurs Fund II, L.P. (each individually, “Fund” and collectively, “Granite”) shall receive certain shares of Acquiror Series D-1 Preferred Stock, in a private placement effected in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(2) of the Securities Act, and exemptions from the qualification requirements under the laws of the State of California and other applicable state law(s).  Granite acknowledges and agrees that (i) Granite is acquiring the Acquiror Series D-1 Preferred Stock subject to all of the rights, obligations, privileges and restrictions contained in the Acquiror Preferred Stock Financing Agreements, and (ii) Acquiror is relying on the truth and accuracy of the representations and warranties made by Granite in this Adoption Agreement and Stockholder Obligation Letter (the “Agreement”) in order to rely on the exemption described above. The parties to the Acquiror Preferred Stock Financing Agreements have specifically amended such agreements to allow Granite to become a party thereto by executing this Agreement.  Accordingly, the parties hereto hereby agree as follows:

1.                                      Adoption Agreement.  Granite agrees that Granite is acquiring the Acquiror Series D-1 Preferred Stock subject to all of the rights, obligations, privileges and restrictions contained in each of the Acquiror Preferred Stock Financing Agreements.  Granite further agrees to be bound by and subject to the terms and conditions of each of the Acquiror Preferred Stock Financing Agreements as an “Investor” thereunder, and with respect to that certain Amended and Restated Drag-Along Agreement dated October 28, 2011, as amended, as a “Holder” thereunder.

2.                                      Representations, Warranties of Granite.  Each Fund, severally and not jointly, represents and warrants to Acquiror as follows, each of which is true and correct as of immediately prior to the Closing:

2.1                               No Registration.  Such Fund understands that the Acquiror Series D-1 Preferred Stock and the shares of Acquiror Common Stock issuable upon conversion thereof (the “Conversion Shares”), have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Fund’s representations as expressed herein or otherwise made pursuant hereto.

2.2                               Investment Intent. Such Fund is acquiring the Acquiror Series D-1 Preferred Stock and the Conversion Shares, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that such Fund has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Fund further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Acquiror Series D-1 Preferred Stock or the Conversion Shares.

2.3                               Investment Experience.  Such Fund has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Acquiror and acknowledges that such Fund can protect its own interests.  Such Fund has such knowledge and experience in financial and business matters so that such Fund is capable of evaluating the merits and risks of its investment in the Acquiror.

2.4                               Speculative Nature of Investment. Such Fund understands and acknowledges that the Acquiror has a limited financial and operating history and that an investment in the Acquiror is highly speculative and involves substantial risks.  Such Fund can bear the economic risk of such Fund’s investment and is able, without impairing such Fund’s financial condition, to hold the Acquiror Series D-1 Preferred Stock and the Conversion Shares for an indefinite period of time and to suffer a complete loss of such Fund’s investment.

2.5                               Access to Date. Such Fund has had an opportunity to ask questions of, and receive answers from, the officers of the Acquiror concerning the Merger Agreement, the Acquiror Preferred Stock Financing Agreements, the exhibits and schedules attached thereto and the transactions contemplated thereby, as well as the Acquiror’s business, management and financial affairs, which questions were answered to its satisfaction.  Such Fund believes that it has received all the information such Fund considers necessary or appropriate for deciding whether to acquire the Acquiror Series D-1 Preferred Stock.

2.6                               Accredited Investor.  Such Fund is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Acquiror such further assurances of such status as may be reasonably requested by the Acquiror.

2.7                               Residency.  The residency of such Fund (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

2.8                               Rule 144.  Such Fund acknowledges that the Acquiror Series D-1 Preferred Stock and the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  Such Fund is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Acquiror, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations.  Such Fund understands that the current public information referred to above is not now available and the Acquiror has no present plans to make such information available.  Such Fund acknowledges and understands that notwithstanding any obligation under that certain Amended and Restated Investors’ dated October 28, 2011, as amended (the “Rights Agreement”), the Acquiror may not be satisfying the current public information requirement of Rule 144 at the time the Fund wishes to sell the Acquiror Series

2

D-1 Preferred Stock or the Conversion Shares, and that, in such event, the Fund may be precluded from selling such securities under Rule 144, even if the other requirements of Rule 144 have been satisfied.  Such Fund acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Acquiror Series D-1 Preferred Stock or the underlying shares of Common Stock.  Such Fund understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

2.9                               No Public Market.  Such Fund understands and acknowledges that no public market now exists for any of the securities issued by the Acquiror and that the Acquiror has made no assurances that a public market will ever exist for the Acquiror’s securities.

2.10                        Authorization.

(i)                                     Such Fund has all requisite power and authority to execute and deliver this Agreement, the Acquiror Preferred Stock Financing Agreements and any other agreements or documents to be executed by such Fund pursuant to the terms of the Merger Agreement (“Transaction Documents”), to acquire the Acquiror Series D-1 Preferred Stock hereunder and to carry out and perform its obligations under the terms of the Transaction Documents.  All action on the part of the Fund necessary for the authorization, execution, delivery and performance of the Transaction Documents, and the performance of all of the Fund’s obligations under the Transaction Documents, has been taken or will be taken before the Closing.

(ii)                                  The Transaction Documents, when executed and delivered by the Fund, will constitute valid and legally binding obligations of the Fund, enforceable in accordance with their terms except: (i) to the extent that the indemnification provisions contained in the Rights Agreement may be limited by applicable law and principles of public policy, (ii) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

(iii)                               No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Fund in connection with the execution and delivery of the Transaction Documents by the Fund or the performance of the Fund’s obligations hereunder or thereunder.

2.11                        Brokers or Finders.  Such Fund has not engaged any brokers, finders or agents, and neither the Acquiror nor any other Fund has, nor will, incur, directly or indirectly, as a result of any action taken by the Fund, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Transaction Documents.

2.12                        Tax Advisors. Such Fund has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Transaction Documents.  With respect to such matters, such Fund relies solely on such advisors and not on any statements or representations of the Acquiror or any of its agents, written or oral.  The Fund understands that it (and not the Acquiror) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Transaction Documents.

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2.13                        Legends.  Such Fund understands and agrees that the certificates evidencing the Acquiror Series D-1 Preferred Stock or the Conversion Shares, or any other securities issued in respect of the Acquiror Series D-1 Preferred Stock or the Conversion Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by the Rights Agreement or under applicable state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

3.                                      Miscellaneous.

3.1                               Entire Agreement.  This Agreement and the documents, instruments and other agreements specifically referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

3.2                               Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.3                               Amendments and Waivers.  Any term hereof may be amended or waived only with the written consent of Acquiror and Granite.  Any amendment or waiver effected in accordance with this Section shall be binding upon Acquiror, Granite, and each of their respective successors and assigns.

3.4                               Notices.  Any notice required or permitted by this Agreement shall be given in accordance with the notice provisions of the Merger Agreement.

3.5                               Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.6                               Specific Performance. Granite acknowledges and agrees that any breach by Granite of this Agreement shall cause Acquiror irreparable harm which may not be adequately compensable by monetary damages.  Accordingly, in the event of a breach or threatened breach by Granite of any provision of this Agreement, Acquiror shall be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief without having to prove irreparable harm or actual damages.  The foregoing right shall be in addition to such other rights or remedies as may be available to

4

Acquiror for any such breach or threatened breach, including but not limited to the recovery of monetary damages.

3.7                               Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

3.8                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

3.9                               Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement

3.10                        Further Assurances.  Granite agrees to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement, including without limitation executing signature pages to each of the Acquiror Preferred Stock Financing Agreements upon request by Acquiror.

3.11                        Effective Time.  This Agreement shall become effective immediately following the Closing pursuant to the terms of the Merger Agreement.

[Signature Page Follows]

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Very truly yours,

GRANITE VENTURES II, L.P.

By:	Granite Management II, LLC,
its General Partner

By:	Granite Ventures, LLC,
its Managing Member

By:

Name:

Title:

Address:

GRANITE VENTURES ENTREPRENEURS
FUND II, L.P.

By:	Granite Management II, LLC,
its General Partner

By:	Granite Ventures, LLC,
its Managing Member

By:

Name:

Title:

Address:

[SIGNATURE PAGE TO ADOPTION AGREEMENT AND STOCKHOLDER OBLIGATION LETTER]

ACKNOWLEDGED AND AGREED:

YUME, INC.

By:

Name:	Jayant Kadambi

Its:	Chief Executive Officer

[SIGNATURE PAGE TO ADOPTION AGREEMENT AND STOCKHOLDER OBLIGATION LETTER]